SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

July 22, 2003

Date of Report (Date of earliest event reported)

HEALTH CARE PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4675 MacArthur Court

Suite 900

Newport Beach, California 92660

(Address of principal executive offices) (Zip Code)

(949) 221-0600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9.	Regulation FD Disclosure (Information provided under Item 12—Disclosure of Results of Operations and Financial Condition).

Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

On July 22, 2003, we issued a press release, which sets forth our results of operations for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE PROPERTY INVESTORS, INC. (Registrant)

Date: July 22, 2003	By:	/s/ EDWARD J. HENNING

	Name:	Edward J. Henning
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit 99.1	Press Release Dated July 22, 2003